Dear Shareholders:


We are pleased to enclose the annual report on the operations of Integrity Fund of Funds, Inc., for the year ended December 31st, 1997. The Fund's portfolio and related financial statements are presented within for your review.

Surprising no one, 1997 was a year to remember. Change in our markets proceeded at a frenzied pace. Terms frequently heard during the year were, "Trading Curbs" or how about "Asian Flu". Did someone say "Dow down 500"? Are we to expect record advances going forward? All of this could change. In the midst of all this turmoil, the only predictable occurrence has been that of change itself.

As we enter the new year, there is much to celebrate. The U.S. economy is enjoying nearly seven years of uninterrupted growth, the unemployment rate is the lowest since 1973 and household wealth is at unimaginable levels thanks to years of soaring stock prices. Yet, despite these events, the financial markets are volatile.

Asian currency turmoil could eventually have negative consequences for U.S. markets. Most major U.S. companies have operations in developing nations that were established to sell products to their middle class. The likely downturn in local sales of these offshore affiliates will further reduce the bottom line of parent companies in the U.S. whose revenues are affected by weaker exports. With stock prices already historically high relative to earnings, the market is understandably jittery over any event that would lower profits.

Meanwhile, the International Monetary Fund has put together a formidable support package for nations caught up in the global financial crisis.
These efforts may not completely stem the tide of currency devaluation's, but they should contain them. The U.S. economy should emerge relatively unscathed, losing perhaps one percentage point in growth over the next year or so. Our sense is the market may remain cautious the first half of 1998 when the bulk of the Asian-inspired slowdown in the economy occurs, then moving forward in the latter part of the year once the Asian drag subsides.

However, in the midst of all this turmoil, our commitment to you, our shareholder, has not changed. No one can predict from year to year which portions of the market will be up or down. Different types of assets usually do better at different times.

Integrity Fund of Funds diversification across a wide range of funds increases investors chances of participating in the years' strongest markets.

Integrity Fund of Funds share price began 1997 at $12.53 per share and closed December 31st at $14.36 per share. (The share price does not reflect $0.20 dividend per share or the long-term capital gain of $0.89 per share.)

At times during 1997, the Fund utilized a partial hedge to protect asset value through the use of Standard & Poor's 500 futures. By using a partial hedge when deemed appropriate, we are allowing the potential for share price appreciation, but at the same time we are protecting against the possibility of major market corrections, such as the 554 point drop in the Dow on October 27TH.

Long-term capital appreciation and growth of income has and will continue as the primary objectives as management monitors the mutual fund industry for opportunities.

Sincerely,



Monte L. Avery                                            Robert E. Walstad
Chief Portfolio Strategist                                President

TERMS & DEFINITIONS
-------------------

Appreciation
     Increase in value of an asset.

Average Annual Total Return
     A standardized measurement of the return (appreciation) earned by a fund on an annual basis.

Consumer Price Index
     A commonly used measure of inflation: it does not represent an investment return.

Contingent Deferred Sales Charge (CDSC)
     A charge applied at the time of the redemption which assumes redemption at the end of the period.

Depreciation
     Decrease in value of an asset.

Growth Fund
     A type of diversified common stock fund that has capital appreciation as its primary goal. It invests in companies that reinvest most of their earnings for expansion, research or development.

Growth & Income Fund
     Fund that invests in common stocks for both current income and long-term growth of capital and income.

Load
     A mutual fund whose shares are sold with a sales charge added to the net asset value.

Market Value
     Actual price at which a Fund trades in the market place.

Net Asset Value (NAV)
     The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

No-Load
     A mutual fund whose shares are sold without a sales charge added to the net asset value.

Total Return
     Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends.
     It represents the aggregate percentage or dollar value change over the period.

PERFORMANCE AND COMPOSITION
---------------------------

Portfolio Load Types
--------------------
[pie chart]
Load          91.7%
No-Load        8.3%

The Load Structure reflects the type of sales load typically charged by each fund in the portfolio. As of 12-31-97, the fund has not paid a sales load to any fund.

Portfolio Investment Style
--------------------------
[pie chart]
Growth                 40.0%
Growth & Income        37.4%
Aggressive Growth      13.7%
Other                   8.9%

The Portfolio Investment Style reflects the investment methodology and the size of the company in which each fund in the portfolio invests.

COMPARATIVE INDEX GRAPH
-----------------------
[line graph]

               Comparison of change in value of a $10,000 investment in the Integrity Fund of Funds and the S & P 500 Index

               Integrity Fund of    Integrity Fund of Funds
               Funds w/o CDSC       w/ CDSC                    S & P 500 Index
               ---------------------------------------------------------------
1/3/1995       $10,000              $10,000                    $10,000
1995           $12,520              $12,370                    $13,411
1996           $14,252              $14,102                    $16,129
1997           $16,340              $16,190                    $21,113

Putting Performance into Perspective
The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

KEY STATISTICS
--------------

12-31-96 NAV(share value)            $12.53
12-31-97 NAV                         $13.27
Number of Issues                      17
Total Net Assets                     $17,444,454

AVERAGE ANNUAL TOTAL RETURNS
----------------------------

       For the year  ending December 31, 1997
---------------------------------------------------
1 year            5 year            Since Inception
---------------------------------------------------
14.65 %*            NA                 17.82 %*
---------------------------------------------------

*The 1 year. and Since Inception returns do not include the effect of the Contingent Deferred Sales Charges (1.50%). They would have been 13.15% and 17.46% respectively, if they had. Returns are historical and are not a guarantee of future results. The Fund's share price, yields and total return will vary, so that shares, when redeemed, may be worth more or less than their original cost.

Schedule of Investments  December 31, 1997

Name of Issuer
Percentages represent the market value of each investment category                                  Market
 to total net assets                                                         Quantity               Value
-----------------------------------------------------------------------------------------------------------
MUTUAL FUNDS (104.2%)
AIM Constellation Fund A                                                      36,845          $     971,981
AIM Aggressive Growth Fund A                                                  24,716              1,142,149
AIM Value Fund A                                                              39,324              1,274,874
Brandywine Fund                                                                8,010                247,428
Dodge & Cox Balanced Fund                                                     12,014                802,303
Hudson Capital Appreciation Fund                                              56,245                910,038
MFS Research A                                                                77,073              1,640,892
MFS Value A                                                                   60,737                843,634
Massachusetts Inv A                                                           83,407              1,461,292
Mutual Qualified Fund Cl 1                                                    63,522              1,152,289
Neuberger & Berman Guardian Fund                                              17,823                461,614
New York Venture Fund A                                                       68,489              1,529,351
Putnam Fund for Growth & Income A                                             53,799              1,051,228
Putnam Vista Fund                                                             68,955                818,493
Putnam Voyager Fund                                                           19,245                366,624
Templeton Growth Fund                                                         42,573                825,917
American Washington Mutual Investors                                          88,220              2,677,472
                                                                                              -------------
TOTAL MUTUAL FUNDS (COST: $17,061,898)                                                        $  18,177,579

SHORT-TERM SECURITIES (1.5%)
Federated Money Market Trust #092  (COST: $259,860)                                                 259,860
                                                                                              -------------
TOTAL INVESTMENTS IN SECURITIES (COST: $17,321,758)                                           $  18,437,439
OTHER ASSETS LESS LIABILITIES                                                                      (992,985)
                                                                                              -------------
NET ASSETS                                                                                    $  17,444,454
                                                                                              =============

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 1997

Statement of Assets and Liabilities December 31, 1997
-----------------------------------------------------

ASSETS
     Investments in securities, at value (cost:$17,321,758)                $     18,437,439
     Accrued dividends receivable                                                   726,186
                                                                           ----------------
        Total Assets                                                       $     19,163,625
                                                                           ----------------

LIABILITIES
     Bank Overdraft                                                        $        250,000
     Distributions payable                                                        1,440,297
     Payable for fund shares redeemed                                                    14
     Accrued expenses                                                                28,860
                                                                           ----------------
        Total Liabilities                                                  $      1,719,171
                                                                           ----------------

NET ASSETS                                                                 $     17,444,454
                                                                           ================
Net assets are represented by:
     Capital stock outstanding, at par                                     $            132
     Additional paid-in capital                                                  16,328,641
     Accumulated undistributed net realized gain(loss) on investments                     0
     Unrealized appreciation on investments                                       1,115,681
                                                                           ----------------
          Total amount representing net assets applicable to
           1,315,072 outstanding shares of $.0001 par value
          common stock (1,000,000,000  shares authorized)                  $     17,444,454
                                                                           ================

Net asset value per share                                                  $          13.27
                                                                           ================

Statement of Operations for the year ended December 31, 1997

INVESTMENT INCOME
    Dividends                                                              $       520,119
                                                                           ---------------
         Total Investment Income                                           $       520,119
                                                                           ---------------
EXPENSES
    Investment advisory fees                                               $       141,687
    Custodian fees                                                                   1,738
    Transfer agent fees                                                             24,506
    Accounting service fees                                                         31,041
    Audit and legal fees                                                             4,880
    Directors fees                                                                   2,294
    Service fees                                                                    39,357
    Insurance                                                                          994
    Printing and postage                                                             9,623
    License, fees, and registrations                                                19,881
                                                                           ---------------
        Total expenses                                                     $       276,001
    Less expenses waived or absorbed
    by the Fund's manager                                                           24,114
                                                                           ---------------
        Total Net Expenses                                                 $       251,887
                                                                           ---------------
NET INVESTMENT INCOME (LOSS)                                               $       268,232
                                                                           ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions                                               $     2,141,971
     Futures transactions                                                        (969,906)
     Net change in unrealized appreciation (depreciation) of:
     Investments                                                                   627,437
     Futures                                                                        58,271
                                                                           ---------------
          Net realized and unrealized gain
           (loss) on investments and futures                               $     1,857,773
                                                                           ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            $     2,126,005
                                                                           ===============

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 1997

Statement of Changes in Net Assets
For the years ended December 31, 1997 and 1996
----------------------------------------------

                                                                               For the Year                 For the Year
                                                                                  Ended                        Ended
                                                                             December 31, 1997            December 31, 1996
                                                                             ----------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                                             $     268,232                $      86,965
    Net realized gain (loss) on investment  and futures transactions             1,172,065                      692,756
    Net unrealized appreciation (depreciation) on investments and futures          685,708                      334,848
                                                                             ----------------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From Operations     $   2,126,005                $   1,114,569
                                                                             ----------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income                                    $    (268,232)               $     (86,965)
     Distributions from net realized gain on investment and
      futures transactions                                                      (1,172,065)                    (692,756)
                                                                             ----------------------------------------------
          Total Dividends and Distributions                                  $  (1,440,297)               $    (779,721)
                                                                             ----------------------------------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                                             $   6,594,170                $   7,365,405
    Proceeds from reinvested dividends                                             725,283                      249,907
    Cost of shares redeemed                                                     (1,966,267)                    (906,427)
                                                                             ----------------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From
          Capital Share Transactions                                         $   5,353,186                $   6,708,885
                                                                             ----------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                 $   6,038,894                $   7,043,733

NET ASSETS, BEGINNING OF PERIOD                                                 11,405,560                    4,361,827
                                                                             ----------------------------------------------
NET ASSETS, END OF PERIOD                                                    $  17,444,454                $  11,405,560
                                                                             ==============================================

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements December 31, 1997

Note 1.     ORGANIZATION

Integrity Fund of Funds, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on June 1, 1994 and commenced operations on January 1, 1995. The Fund's objective is long-term capital appreciation and growth of income. The Fund seeks to achieve this objective by investing primarily in a diversified group of other open-end investment companies which in turn, invest principally in equity securities.

Shares of the Fund are offered for sale at net asset value without a sales charge. Shares may be subject to a contingent deferred sales charge, if those shares are redeemed within five years of purchase.

Note 2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation -- Investments in securities for which market quotations are readily available are valued at the last reported sales price or net asset value at the close of each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the portfolio management team. The Fund follows industry practice and records security transactions on the trade date.

Federal and state income taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies, and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no provision for income taxes is required.


Distributions to shareholders -- The Fund will distribute dividends from net investment income and any net realized capital gains at least annually. Dividends and distributions are reinvested in additional shares of the Fund at net asset value or paid in cash.

Dividend income -- Dividend income is recognized on the ex-dividend date.

Futures contracts -- The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3.     CAPITAL SHARE TRANSACTIONS

As of December 31, 1997, there were 1,000,000,000 shares of $.0001 par value authorized; 1,315,072 and 910,358 shares were outstanding at December 31, 1997 and 1996, respectively.
Transactions in capital shares were as follows:
                                                      Shares
                                       ---------------------------------------
                                         For The Year          For The Year
                                            Ended                 Ended
                                       December 31, 1997     December 31, 1996
                                       ---------------------------------------

Shares sold                                491,026                 589,294
Shares issued on reinvestment
 of dividends                               57,884                  21,251
Shares redeemed                           (144,196)                (70,936)
                                       ---------------------------------------
Net increase                               404,714                 539,609
                                       =======================================

Note 4.     INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

ND Money Management, Inc., the Fund's investment adviser, ND Capital, Inc., the Fund's underwriter, and ND Resources, Inc., the Fund's transfer and accounting services agent, are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged ND Money Management, Inc., to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.90% of the Fund's average daily net assets. The Fund has recognized $141,687 of investment advisory fees for the year ended December 31, 1997. The Fund has a payable to ND Money Management, Inc. of $14,737 at December 31, 1997 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

ND Capital, Inc. is the Fund's principal underwriter. The Fund pays Capital service fees computed at an annual rate of 0.25% of the Fund's average daily net assets. Capital, in turn, pays dealers service fees for personal service to shareholders and/or the maintenance of shareholder accounts. The Fund has recognized $39,357 of service fees for the year ended December 31, 1997. The Fund has a payable to Capital of $4,094 at December 31, 1997 for service fees. Certain officers and directors of the Fund are also officers and directors of the underwriter. In addition, the Fund has engaged Capital as agent for the purchase of certain investment securities. For the year ended December 31, 1997 commissions earned by Capital, totaled $800 and are included in the cost basis of the securities acquired.

ND Resources, Inc., (the transfer agent), provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0 .10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $24,506 of transfer agency fees for the year ended December 31, 1997. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The
Fund has recognized $31,041 of accounting service fees for the year ended December 31, 1997.


Note 5.     INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $9,915,08 and $4,893,521, respectively, for the year ended December 31, 1997.


Note 6.     INVESTMENT IN SECURITIES

At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $17,321,758, and the net unrealized appreciation of investments based on the cost was $1,115,681, which is comprised of $1,550,422 aggregate gross unrealized appreciation and $434,741 aggregate gross unrealized depreciation.

Financial Highlights Selected per share data and ratios for the period indicated
--------------------------------------------------------------------------------

                                                               For The Year          For The Year           For The Year
                                                                  Ended                 Ended                  Ended
                                                             December 31, 1997     December 31, 1996      December 31, 1995
                                                             --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $     12.53           $     11.76            $     10.00
                                                             --------------------------------------------------------------
Income from Investment Operations:
     Net investment income (loss)                               $       .21           $       .10            $       .22
     Net realized and unrealized gain (loss) on investment
     and futures transactions                                          1.63                  1.53                   2.30
                                                             --------------------------------------------------------------
         Total From Investment Operations                       $      1.84           $      1.63            $      2.52
                                                             --------------------------------------------------------------
Less Distributions:
     From net investment income                                 $      (.21)          $      (.10)           $      (.22)
     From net realized gain on investments                             (.89)                 (.76)                  (.54)
                                                             --------------------------------------------------------------
         Total Distributions                                    $     (1.10)          $      (.86)           $      (.76)
                                                             --------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $     13.27           $     12.53            $     11.76
                                                             ==============================================================
Total Return                                                    14.65%(A)             13.84%(A)              25.20%(A)

Ratios/Supplemental Data:
     Net assets, end of period (in thousands)                   $17,444               $11,406               $4,362
     Ratio of net expenses (after expense assumption) to
      average net assets                                        1.62%(B)              1.63%(B)              1.59%(B)
     Ratio of net investment income to average net assets       1.73%                  .98%                 4.00%
     Portfolio turnover rate                                   31.99%                50.11%                15.30%

(A)  Excludes contingent deferred sales charge of 1.5%.
(B) During the periods indicated above, ND Holdings, Inc. assumed expenses of $24,114, $39,760 and $40,714. If the expenses had not been assumed, the annualized ratio of total expenses to average net assets would have been 1.78%, 2.08% and 3.60%, respectively.

The accompanying notes are an integral part of these financial statements.

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors of Integrity Fund of Funds, Inc.


We have audited the accompanying statement of assets and liabilities of Integrity Fund of Funds, Inc. (the Fund), including the schedule of investments, as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management.
Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in
the financial statements.    Our procedures included confirmation of
securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Integrity Fund of Funds, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.



BRADY, MARTZ & ASSOCIATES, P.C.

February 12, 1998